[redacted]

[redacted]

General Addendum

Form Serial Number: [redacted]

Regarding the Contract/Agreement(Form Serial Number ______ [redacted] ______), dated (month) ***June*** (day) ***20***, (year) ***2022***, between Buyer/Lessee, ***Arrived Holdings, INC***, and Seller/Lessor, [redacted], covering the real property known a[redacted]

(the "Property"), the undersigned Buyer/Lesee and Seller/Lessor, in consideration for the covenants, agreements and promises made below and other good and valuable consideration, receipt and sufficiency being acknowledged, agree as follows:

Seller to give buyer $600 credit towards closing costs and/or prepaids in lieu if repairs

[redacted]

General Addendum

This General Addendum, upon its execution by both parties, incorporates by reference all provisions of the above-referenced Contract/Agreement not expressly modified herein. This General Addendum may be executed in multiple counterparts each of which shall be regarded as an original hereof but all of which together shall constitute one in the same. Electronic signatures shall be deemed original signatures and shall be binding upon the parties.

EXPIRATION: This General Addendum shall not be effective unless signed by Buyer/Lessee and Seller/Lessor on or before (month) *July* (day) *7*, (year) *2022*, at *5* ☐ (a.m.) ☒ (p.m.).

THIS IS A LEGALLY BINDING AGREEMENT WHEN SIGNED BY THE PARTIES BELOW. READ IT CAREFULLY. YOU MAY EMPLOY AN ATTORNEY TO DRAFT THIS FORM FOR YOU. IF YOU DO NOT UNDERSTAND THE EFFECT OF ANY PART, CONSULT YOUR ATTORNEY BEFORE SIGNING. REAL ESTATE AGENTS CANNOT GIVE YOU LEGAL ADVICE. THE PARTIES SIGNED BELOW WAIVE THEIR RIGHT TO HAVE AN ATTORNEY DRAFT THIS FORM AND HAVE AUTHORIZED THE REAL ESTATE AGENT(S) TO FILL IN THE BLANKS ON THIS FORM.

THIS FORM IS PRODUCED AND COPYRIGHTED BY THE ARKANSAS REALTORS® ASSOCIATION. THE SERIAL NUMBER BELOW IS A UNIQUE NUMBER NOT USED ON ANY OTHER FORM. THE SERIAL NUMBER BELOW SHOULD BE AN ORIGINAL PRINTING, NOT MACHINE COPIED, OTHERWISE THE FORM MAY HAVE BEEN ALTERED. DO NOT SIGN THIS FORM IF IT WAS PREPARED AFTER DECEMBER 31, 2022.

FORM SERIAL NUMBER [redacted]

REAL ESTATE LICENSEES ARE REGULATED BY THE ARKANSAS REAL [redacted] SEE HAS NOT PROPERLY REPRESENTED YOU, YOU MAY FILE A COMPLAINT AT AREC.ARKANSAS.GOV.

The above General Addendum is executed on
(month) July **(day)** 6th, **(year)** 2022, **at** ______ ☐ **(a.m.)** ☐ **(p.m.).**

Janell Simpson
Selling Firm

Signature: ______________________ Signature: [redacted]

Printed Name: ______________________ [redacted]

[redacted] roker

[redacted]

Printed Name: [redacted]
Selling Agent

The above General Addendum is executed on
(month) ______ **(day)** ______, **(year)** ______, **at** ______ ☐ **(a.m.)** ☐ **(p.m.).**

[redacted]
Listing Firm

07/06/2022 9:33 AM CDT

[redacted]

Inspection, Repair and Survey Addendum

Form Serial Number: [redacted]

Regarding the Real Estate Contract (Form Serial Number [redacted]) dated *Jun* (month) *20* (day) *2022* (year) between Buyer, *Arrived Holdings, INC*, and Seller, [redacted] covering the real property known as *531 Arkansas Black, Centerton, AR 72712*

(the "Property"), the undersigned Buyer and Seller, in consideration for the covenants, agreements and promises made below and other good and valuable consideration, receipt and sufficiency being acknowledged, agree as follows:

1. BUYER'S INSPECTION: Buyer chose:

- [x] **A.** To use a representative of Buyer's choosing to perform the inspection suggested and allowed by Paragraph 16(B) of the Real Estate Contract Residential, Paragraph 18(C) of the Real Estate Contract Commercial Paragraphs 14 and 15 the Real Estate Contract Agribusiness OR Paragraph 21 of the Real Estate Contract New Construction and to provide in the space below a list of repairs needed. Buyer reserves the right to re-inspect the Inspection Items (Real Estate Contract Residential, Commercial or Real Estate Contract Agribusiness) OR Punch List items (Real Estate Contract New Construction) prior to Closing to make sure all repairs have been completed and no other repairs are needed.
- [ ] **B.** To personally make the inspection of the Inspection Items as defined, suggested and allowed in Paragraph 16(B) of the Real Estate Contract Residential, Paragraph 18 (C) of the Real Estate Contract Commercial, Paragraphs 14 and 15 of the Real Estate Contract Agribusiness OR the Punch List items as defined, suggested and allowed in Paragraph 21 of the Real Estate Contract New Construction and to provide in the space below a list of repairs needed. Buyer is not relying on any expertise other than that possessed by Buyer. Buyer reserves the right to re-inspect the Inspection Items (Real Estate Contact Residential, Agribusiness or Commercial) OR Punch List items (Real Estate Contract New Construction) prior to Closing to make sure all repairs have been completed and no other repairs are needed.
- [ ] **C.** To waive all rights of inspection and re-inspection and accepts the Property in its present condition, intentionally disregarding the rights provided to Buyer in Paragraph 16(B) of the Real Estate Contract Residential, Paragraph 18(C) of the Real Estate Contract Commercial, Paragraphs 14 and 15 of the Real Estate Contract Agribusiness OR Paragraph 21 of the Real Estate Contract New Construction. Buyer acknowledges that only Paragraphs 1 and 5 of this Inspection, Repair and Survey Addendum are applicable.
- [ ] **D.** Buyer and Seller have entered into a Real Estate Contract (Lots and Acreage) and Buyer acknowledges that only Paragraphs 1 and 5 of this Inspection, Repair and Survey Addendum are applicable.

List of repairs requested by Buyer other than Third-Party Requirements (as defined in the Real Estate Contract Residential, Commercial or Agribusiness) OR List of Punch List items requested by Buyer (as defined in the Real Estate Contract New Construction):

see attached general addendum for $600 credit in lieu of repairs

[redacted]

Inspection, Repair and Survey Addendum

Form Serial Number: [redacted]

This Inspection, Repair and Survey Addendum, upon its execution by both parties, incorporates by reference all provisions of the above-referenced Real Estate Contract not expressly modified herein.

THIS IS A LEGALLY BINDING ADDENDUM WHEN SIGNED BY THE PARTIES BELOW. READ IT CAREFULLY. YOU MAY EMPLOY AN ATTORNEY TO DRAFT THIS FORM FOR YOU. IF YOU DO NOT UNDERSTAND THE EFFECT OF ANY PART, CONSULT YOUR ATTORNEY BEFORE SIGNING. REAL ESTATE AGENTS CANNOT GIVE YOU LEGAL ADVICE. THE PARTIES SIGNED BELOW WAIVE THEIR RIGHT TO HAVE AN ATTORNEY DRAFT THIS FORM AND HAVE AUTHORIZED THE REAL ESTATE AGENT(S) TO FILL IN THE BLANKS ON THIS FORM.

(month) July (day) 6th, (year) 2022, at ________ ☐ (a.m.) ☐ (p.m.).

[redacted]
Selling Firm

Signature: ______________________ Signature: [redacted]

Printed Name: ______________________ Printed Name: [redacted]
Principal or Executive Broker **Buyer**

[redacted] Signature: ______________________

Printed Name: [redacted] Printed Name: ______________________
Selling Agent **Buyer**

2. SELLER'S RECEIPT:

☒ **A. NO BUYER REQUESTED REPAIRS:** Seller acknowledges Buyer has performed inspections within ten (10) business days as allowed by the Real Estate Contract and has requested no repairs be performed to subject property, **with the exception of Third-Party Requirements, which will be delivered in a timely manner upon receipt.** Buyer has right to re-inspect prior to closing per terms of Paragraph 16B. Paragraphs 3 and 4 are not applicable to this addendum.

☐ **B. SELLER'S RECEIPT OF REPAIR LIST:** List of repairs needed was submitted to Seller or Listing Firm within ten (10) business days as allowed by the Real Estate Contract. **Seller will respond to Buyer's request within five (5) business days after date received with the exception of Third-Party Requirements, which will be delivered in a timely manner upon receipt.**

☐ **C. SELLER'S RECEIPT OF PUNCH LIST ITEMS:** List of Punch List Items was submitted to Seller or Listing Firm within ________ business days as allowed by the Real Estate Contract (**New Construction**).

(month) __________ (day) ______, (year) ______, at ________ ☐ (a.m.) ☐ (p.m.).

[redacted]
Listing Firm

07/06/2022 9:34 AM CDT

Signature: [redacted] Signature: [redacted]

Printed Name: [redacted] Printed Name: [redacted]

Signature: [redacted] Signature: [redacted]

Printed Name: [redacted] Printed Name: [redacted]

[redacted] [redacted]

Inspection, Repair and Survey Addendum

Form Serial Number: [redacted]

TO BE COMPLETED WHEN SELLER RECEIVES REPAIR LISTS EXCLUDING THIRD-PARTY REQUIREMENTS IF NOT AVAILABLE OR NEW CONSTRUCTION PUNCH LIST ITEMS

3. SELLER'S RESPONSE TO REPAIR LIST:

☐ **A.** Seller agrees to complete the list of repairs listed in Paragraph 1 of this Inspection, Repair and Survey Addendum, subject to the terms and conditions of the Real Estate Contract. Paragraph 4 is not applicable to this addendum.

☐ **B.** Other: ____________________

(month) ____________ (day) ________, (year) _______, at __________ ☐ (a.m.) ☐ (p.m.).

[redacted]
Listing Firm

Signature:	____________	Signature:	____________
Printed Name:	____________ **Principal or Executive Broker**	Printed Name:	____________ **Seller**
Signature:	____________	Signature:	____________
Printed Name:	____________ **Listing Agent**	Printed Name:	____________ **Seller**

4. BUYER'S RESPONSE: Buyer will respond to Seller's response within five (5) business days after date received with the exception of Third-Party Requirements, which will be delivered in a timely manner upon receipt.

☐ **A.** Buyer agrees to Paragraph 3B of this Inspection, Repair and Survey Addendum.

☐ **B.** Buyer does not agree to Paragraph 3B of this Inspection, Repair and Survey Addendum.

☐ i. See General Addendum Form Serial Number ____________

☐ ii. See Termination of Contract Addendum Form Serial Number ____________

(month) ____________ (day) ________, (year) _______, at __________ ☐ (a.m.) ☐ (p.m.).

____
Selling Firm

Signature:	____________	Signature:	____________
Printed Name:	____________ **Principal or Executive Broker**	Printed Name:	____________ **Buyer**
Signature:	____________	Signature:	____________
Printed Name:	____________ **Selling Agent**	Printed Name:	____________ **Buyer**

Inspection, Repair and Survey Addendum

Copyright 2022 Arkansas REALTORS® Association

TO BE COMPLETED AFTER BUYER'S FINAL INSPECTION PRIOR TO CLOSING

5. BUYER'S AGREEMENT TO PROPERTY CONDITIONS: BUYER ACKNOWLEDGES THE AGENT(S) INVOLVED IN THIS TRANSACTION HAVE MADE BUYER AWARE THAT INSPECTORS WHO PROVIDE THAT SERVICE REGULARLY ARE AVAILABLE AND BUYER COULD CHOOSE FROM THOSE INSPECTORS LISTED IN THE YELLOW PAGES, OR THOSE THE AGENT(S) KNOW ABOUT, OR BUYER COULD CONTACT A PROFESSIONAL SOCIETY OR ORGANIZATION OF INSPECTORS TO FIND A SUITABLE INSPECTOR. BUYER IS NOT RELYING ON THE AGENTS' ADVICE OR RECOMMENDATION IN REGARDS TO CHOOSING AN INSPECTOR. ALSO, BUYER UNDERSTANDS THAT THE RECEIPT OF AN INSPECTION AND A SELLER PROPERTY DISCLOSURE DOES NOT RELIEVE BUYER FROM THE RESPONSIBILITY OF PERSONALLY INSPECTING THE PROPERTY UNTIL BUYER IS FULLY SATISFIED. BUYER WARRANTS, REPRESENTS AND ACKNOWLEDGES THAT BUYER AND ALL PERSONS OR ENTITIES DESIRED BY BUYER HAVE INSPECTED THE PROPERTY TO THE FULLEST EXTENT DESIRED BY BUYER AND FIND THE CONDITION OF THE PROPERTY ACCEPTABLE IN ALL RESPECTS. BUYER REAFFIRMS ALL DISCLAIMERS SET FORTH WITHIN THE REAL ESTATE CONTRACT BETWEEN BUYER AND SELLER.

BUYER ACKNOWLEDGES THAT IF THIS PROPERTY IS IN A FLOOD ZONE, CURRENT FLOOD INSURANCE RATES APPLICABLE AT THE TIME OF PURCHASE MAY INCREASE DURING THE TIME OF OWNERSHIP.

BUYER HAS HAD AN OPPORTUNITY TO INSPECT, REVIEW AND VISIT THE PROPERTY AND TO OBTAIN A SURVEY OF THE PROPERTY TO DETERMINE THAT THE PROPERTY ACTUALLY CONVEYED IS THE PROPERTY BUYER UNDERSTANDS IS BEING CONVEYED, AND BUYER IS NOT RELYING ON ANY STATEMENT (WRITTEN OR ORAL) OF LISTING FIRM, SELLING FIRM, OR SELLER CONCERNING THE SIZE (SPECIFICALLY INCLUDING THE AMOUNT OF SQUARE FOOTAGE IN ANY IMPROVEMENTS, BUYER BEING SOLELY RESPONSIBLE FOR DETERMINING THAT THE AVAILABLE SQUARE FOOTAGE IS TO BUYER'S SATISFACTION WITHOUT RELIANCE ON SELLER, LISTING FIRM OR SELLING FIRM), DIMENSIONS, ACREAGE, AREA OR LOCATION OF THE PROPERTY. THE FACT THAT BUYER COMPLETES THE PURCHASE OF THIS PROPERTY WARRANTS BUYER IS COMPLETELY SATISFIED WITH THE CONDITION OF THE PROPERTY. ALL REPAIRS REQUIRED BY THIS INSPECTION, REPAIR AND SURVEY ADDENDUM AND AGREED TO BY SELLER HAVE BEEN MADE TO THE SATISFACTION OF BUYER WITHOUT RELIANCE UPON ANY REPRESENTATION FROM SELLER, LISTING FIRM OR SELLING FIRM.

IF THIS FORM IS BEING USED ON NEW CONSTRUCTION, THIS DISCLAIMER DOES NOT LIMIT, EXPAND, OR OTHERWISE AFFECT THE BUILDER'S WRITTEN OR IMPLIED WARRANTY, IF ANY.

This Inspection, Repair and Survey Addendum may be executed in multiple counterparts each of which shall be regarded as an original hereof but all of which together shall constitute one in the same. Electronic signatures shall be deemed original signatures and shall be binding upon the parties.

FORM SERIAL NUMBER: [redacted]

REAL ESTATE LICENSEES ARE REGULATED BY THE ARKANSAS REAL ESTATE COMMISSION. IF A LICENSEE HAS NOT PROPERLY REPRESENTED YOU, YOU MAY FILE A COMPLAINT AT AREC.ARKANSAS.GOV.

(month) July (day) 6th, (year) 2022, at ________ ☐ (a.m.) ☐ (p.m.).

[redacted]

Signature: ____________________ Signature: [redacted]

Printed Name: [redacted] Printed Name: [redacted]

Buyer

[redacted]

Signature: ____________________

[redacted]

Selling Agent

Printed Name: ____________________

Buyer

[redacted]

Form Simplicity

Seller Property Disclosure

FORM SERIAL NUMBER [redacted]

SECTION 1 of 5:

STREET ADDRESS: *531 Arkansas Black*

CITY: *Centerton* **STATE:** *AR* **ZIP CODE:** *72712*

COUNTY: *06-05925-000*

Purpose of Statement: This is a statement of conditions and information concerning the Property. Unless otherwise advised, Seller does not possess any expertise in construction, architecture, engineering or any other specific areas related to the construction or condition of improvements on the Property or the Property itself, other than occupying or having ownership of the Property.

Instructions to Seller: (1) Complete this form yourself. **(2)** Report known conditions affecting the Property. **(3)** Attach additional pages with your signature if additional space is required. **(4)** Answer ALL questions. **(5)** If some items do not apply to Property, check "Not Applicable." **(6)** If you do not know the answer to a question or do not understand a question, check the answer "Unknown."

Seller's Statement: Even though this is not a warranty, Seller hereby specifically makes the following representations based on Seller's knowledge as of the date below. **Seller agrees to immediately notify Listing Firm in writing and to modify this Seller Property Disclosure if any answer set forth changes prior to Closing.** Unless a potential buyer desires not to obtain a copy of this statement (as expressly set forth in a Real Estate Contract), Seller authorizes Listing Firm to provide a copy of this statement to any person or entity in connection with any possible, actual or anticipated sale of the Property.

Seller acknowledges and has read, reviewed and understands the above instructions:

Submitted by: [redacted]

Signature: [redacted] Signature: [redacted]

[redacted] Printed Name: [redacted]

Seller **Seller**

(month) June (day) 15, (year) 2022, at 9:19 ☒ (a.m.) ☐ (p.m.)

[redacted]

Seller Property Disclosure

FORM SERIAL NUMBER: [redacted] ______

SECTION 2 of 5: TO BE COMPLETED BY SELLER: (Please Print)

Seller(s): __________ [redacted] __________ Date: 06/15/2022

Seller ☒ is ☐ is not occupying the Property. Property ☐ is ☒ is not Builder owned.

(If Seller is occupying or has occupied the Property, give length of occupancy in years: 2 ______)
Approximate heated & cooled square footage: 1665 ______ Approximate Year of Construction: 2020

Lead-Based Paint Disclosure should be on file if any structure or improvements including, without limitation, garages, tool sheds, other outbuildings, fences, signs and mechanical equipment on Property was constructed prior to 1978.

Please check the following boxes as they apply to the Property:
Subject Property is located:

☒ within incorporated city limits ☐ outside incorporated city limits (Property may be subject to Extraterritorial Jurisdiction (ETJ) of an incorporated city or municipality, or may be under consideration or proposal to be annexed in incorporated city or municipality).

☑ Water, provided by: [redacted]
- ☐ [redacted]
- ☐
- ☐

☑ Natural gas, provided by: [redacted] ______
☐ Propane tank: ☐ Owned ☐ Rented from: ______
☑ Electricity, provided by: [redacted] ______
☑ Sewer, provided by: [redacted] ______
- ☐ A non-municipal sewer system ______
- ☐ A municipality or county: ______
- ☐ Septic system (See questions 5 & 6). Type, if known: ______
- ☐ Other: ______

☐ Cable provided by: ______ ☐ Satellite provided by: ______
☐ Telephone provided by: ______ ☑ Internet provided by: Cox
☐ Security Service provided by: ☐ Owned ☐ Leased
☑ Garbage pickup, provided by: [redacted]
☑ Fire protection, provided by: [redacted] ______
☑ Seller's Homeowners Insure [redacted]
☑ [redacted] ______

To your knowledge, in what school district is the Property located? [redacted]

[redacted]

[redacted]

FORM SERIAL NUMBER: [redacted]

SECTION 2 of 5 (continued

☐ Special Property Assessment: Amount $ ____________ Frequency: ____________________

☐ Homestead Tax Credit has been claimed for the tax year of ____________________________

☐ A Tax Benefit (tax assessment frozen) for over 65 or handicapped status has been claimed by Seller.

☐ **Mandatory Property Owner's Association Dues:**

Amount $ 200.00 Frequency: [redacted]

POA Contact Name [redacted] Phone Number: ________________

☐ [redacted]

[redacted]

☐ Swimming pool ☐ Hot tub

☐ Playground ☐ Clubhouse ☐ Tennis courts ☐ Fitness center

☑ Exterior maintenance ☐ Ground maintenance ☐ Garbage pickup

☐ Termite contract ☐ Water ☐ Gas ☐ Other: ____________

☐ **Shoreline Structures** PERMITTING AGENCY: ____________________________

☐ Boat Dock (Number of Slips________________) ☐ Piers, Decks (No.______________)

☐ Lifts (No.______________) ☐ Boardwalk ☐ Boat Ramp

☐ Personal Watercraft (PWC) (No.________________________)

☐ **Condominium/Town Home, total number of parking spaces:**

☐ Open (No.______________) ☐ Assigned (No.________) ☐ Owned (No.__________)

These spaces are:

☐ Uncovered (No.______) ☐ Covered (No.________) ☐ Garage (No.__________)

☐ **Pool:**

☐ Above ground ☐ Inground

☐ Gunite/Concrete ☐ Liner ☐ Other ____________________________

☐ Salt ☐ Chlorine ☐ Other ____________________________

[redacted]

Seller Property Disclosure

FORM SERIAL NUMBER: [redacted]

Concerning the Property referenced: **(N/A = Not Applicable)**

		Yes	No	Unknown	N/A
1	Does Seller hold a real estate license?	☐	☒	☐	☐
2	To your knowledge, does any person owning an interest in the Property (if Seller is a corporation or other entity) hold a real estate license?	☐	☒	☐	☐
3	To your knowledge, are there any persons or entities, other than those listed above as "Sellers," who claim or have ownership or leasehold interest or 1st right of refusal option on the Property?	☐	☒	☐	☐
4	To your knowledge, has any person or entity ever refused to complete the purchase of the Property because of an actual or alleged problem with the condition of the Property?	☐	☒	☐	☐
5	To your knowledge, are there any features of the Property shared in common with adjoining landowners, such as walls, fences, driveways, septic systems, water wells, satellite dishes, or shared meters or shared utilities?	☒	☐	☐	☐
6	To your knowledge, is there a Homeowners Association, Planned Unit Development, historical preservation district, or architectural committee or board that has any authority over the Property?	☐	☒	☐	☐
7	To your knowledge, are there any common areas such as pools, tennis courts, driveways, roads or walkways co-owned with or used by others.	☒	☐	☐	☐
8	To your knowledge are there any fixtures or attached items (roofs, windows, HVAC, appliances, siding, alarm systems, solar panels, etc..) currently being leased or financed?	☐	☒	☐	☐
9	To your knowledge, are there any leases or rental Agreements (or parties other than Seller in possession) currently in effect on the Property?	☐	☒	☐	☐
10	To your knowledge, have there been any room additions, structural modifications or other alterations made to the Property since the Property was originally constructed?	☐	☒	☐	☐
11	To your knowledge, have any of the improvements on the Property been constructed at another site then moved onto the Property?	☐	☒	☐	☐

[redacted]

Seller Property Disclosure

FORM SERIAL NUMBER: [redacted]

Concerning the Property referenced: **(N/A = Not Applicable)**

		Yes	No	Unknown	N/A
12	To your knowledge, is the Property specially constructed or modified to permit access and use by a person with a physical disability?	☐	☒	☐	☐
13	If the answer to Questions 10,11 or 12 was "Yes," to your knowledge were such structural changes done following issuance of a permit and in compliance with building codes?	☐	☐	☐	☒
14	To your knowledge, are there any Bills of Assurance, deed restrictions, other obligations, or other use restrictions for the Property that a title search would not reveal?	☐	☒	☐	☐
15	To your knowledge, are there any violations or nonconforming uses of the Property regarding zoning, land use restrictions or "setback" requirements or matters not disclosed in Question 14?	☐	☒	☐	☐
16	To your knowledge, are there any notices of abatement or citations against the Property?	☐	☒	☐	☐
17	To your knowledge, are there any lawsuits affecting this Property or judgments against Seller that would affect the title or sale of the Property?	☐	☒	☐	☐
18	To your knowledge, are there any encroachments, easements, leases, liens, mortgages or deeds of trust, contracts for sale or installment land sales contracts, adverse possession claims or similar matters that affect the Property that a title search would not reveal?	☐	☒	☐	☐
19	To your knowledge, has any boundary discrepancy or unsatisfactory condition concerning the Property been disclosed to you, including information obtained from a boundary survey, environmental report or property inspection of the Property?	☐	☒	☐	☐
20	To your knowledge, are there any neighborhood noise problems or other nuisances that would not be normal for this type of Property?	☐	☒	☐	☐
21	To your knowledge, are there any facts, circumstances or events on or around the Property which, if known to a potential buyer, could adversely affect in a material manner the value or desirability of the Property?	☐	☒	☐	☐
22	To your knowledge, are there any defects in the appliances or the mechanical, electrical, plumbing, heating and air conditioning, water, sewer or septic systems of the Property?	☐	☒	☐	☐

[redacted]

Seller Property Disclosure

FORM SERIAL NUMBER: [redacted]

Concerning the Property referenced: **(N/A = Not Applicable)**

		Yes	No	Unknown	N/A
23	To your knowledge, are there any defects in the structure(s) or sub-structure(s) of any improvements located on the Property?	☐	☒	☐	☐
24	To your knowledge, has there ever been a problem with the roof on any of the improvements on the Property, such as defective shingles, damaged shingles, leaking or otherwise?	☐	☒	☐	☐
25	To your knowledge, are there any other defects in the Property?	☐	☒	☐	☐
26	To your knowledge, is there any infestation by termites or other wood-destroying insects?	☐	☒	☐	☐
27	Do you have knowledge or have you ever received notice from a termite company or other person or entity concerning possible problems or potential problems with the Property?	☐	☒	☐	☐
28	To your knowledge, is there any damage from a previous infestation of this type on the Property?	☐	☒	☐	☐
29	Have you ever filed or made an insurance claim, warranty claim, or other claim concerning the Property? **Seller is aware that insurance claims against this Property may affect the availability/affordability of a Buyer to obtain homeowner's insurance and/or mortgage.**	☐	☒	☐	☐
30	Have you ever received a settlement of a claim and not made repairs to improvements on the Property?	☐	☒	☐	☐
31	To your knowledge, is any of the Property in the floodplain or floodway?	☐	☒	☐	☐
32	To your knowledge, has any lender required you to purchase flood insurance on the Property?	☐	☒	☐	☐
33	To your knowledge, has any part of the Property been designated as Wetlands?	☐	☒	☐	☐
34	To your knowledge, has there been any settling from any cause, or slippage, sliding or other poor soil conditions at the Property or at adjacent properties?	☐	☒	☐	☐
35	To your knowledge, has there been any flooding, drainage, grading problems, or has water ever stood on the Property or under any improvement constructed thereon?	☐	☒	☐	☐

[redacted]

Seller Property Disclosure

REALTOR® EQUAL HOUSING OPPORTUNITY

FORM SERIAL NUMBER [redacted]

Concerning the Property referenced: **(N/A = Not Applicable)**

		Yes	No	Unknown	N/A
36	To your knowledge, has there been any damage to the Property or any of the structures from fire, earthquake, storms, floods or landslides prior to or during your ownership?	☐	☒	☐	☐
37	To your knowledge, has there been an unsatisfactory percolation, groundwater, or soil test concerning the Property?	☐	☒	☐	☐
38	To your knowledge, are there any existing pipelines carrying oil, gas or chemicals underneath or adjacent to the Property or are there any pipeline rights-of-way or easements over or adjacent to the Property?	☐	☒	☐	☐
39	To your knowledge, are there any underground storage tanks of any kind located on the Property?	☐	☒	☐	☐
40	To your knowledge, does the Property contain any exterior insulation finish system (EIFS) or synthetic stucco or similar components?	☐	☒	☐	☐
41	To your knowledge, are there landfills, hazardous waste, asbestos, radon gas, urea-formaldehyde, electromagnetic fields, or other substances that may affect the Property or the occupants of the Property?	☐	☒	☐	☐
42	Is Seller aware of any unlawful chemical or drug substances or their manufacture within the Property?	☐	☒	☐	☐
43	To your knowledge, are there any notifications of environmental conditions about the Property from the EPA, governmental agencies, or some other source?	☐	☒	☐	☐
44	To your knowledge, have there been any problems with any private sewer or water system, septic system, water well, or other system or utility servicing the Property?	☐	☒	☐	☐
45	To your knowledge, is there now or has there ever been a waste disposal maintenance and monitoring contract with maintenance personnel certified by the Arkansas Department of Health?	☐	☒	☐	☐

[redacted]

Seller Property Disclosure

FORM SERIAL NUMBER: [redacted]

Concerning the Property referenced: **(N/A = Not Applicable)**

		Yes	No	Unknown	N/A
46	To your knowledge, is there any surface or sub-surface mining or extraction for coal, gravel, rock, oil, gas, or other minerals on the Property or on adjacent properties?	☐	☒	☐	☐
47	To your knowledge, is there any person or entity claiming or possibly having the right to claim the right to extract any minerals, oil, natural gas, coal or other minerals from the surface or sub-surface of the Property?	☐	☒	☐	☐
48	To your knowledge, does any person or entity, other than Seller, claim any rights to any natural resource or minerals located on the surface of the Property, sub-surface of the Property, or otherwise affecting or impacting the ownership or use of such natural resources or mineral rights?	☐	☒	☐	☐
49	Does Seller or anyone in possession of the property utilize audio or video surveillance in, on or about the property?	☒	☐	☐	☐

If the answer to any of the questions 1-49 is yes, reference question number and provide explanation. (Attach additional sheets if necessary)

5. Shared fence

7. Retaining pond with sidewalk around pond

49. Ring doorbell camera

[redacted]

Seller Property Disclosure

FORM SERIAL NUMBER: [redacted]

[redacted]

(N/A = Not Applicable)

		Yes	No	Unknown	N/A
50	To your knowledge, are there lead-based paint or lead-based paint hazards on any structures or improvements to the Property built prior to 1978 including, without limitation, garages, tool sheds, other outbuildings, fences, signs and mechanical equipment on the Property	☐	◉	☐	☐

NOTICE: If question 50 is answered with "Yes" or "Unknown," the Lead-Based Paint Disclosure must be completed and acknowledged by all parties to the real estate transaction and attached to ANY Real Estate Contracts associated with this Property.

MOLD ENVIRONMENTAL CONDITIONS: *Mold, mildew, spores and other microscopic organisms and/or Allergens (collectively referred to as "mold") are environmental conditions that are common in residential properties and may affect the Property. Mold, in some forms, has been reported to be toxic and may cause serious illnesses, including, but not limited to, allergic and/or respiratory reactions or other problems, particularly in persons with immune system problems, young children and/or the elderly. Mold has also been reported to cause extensive damage to personal and real property.*

Selling Firm or Listing Firm cannot suggest, refer, recommend, or infer that you should or should not use a Mold Inspector. Should you desire an inspection by a Certified Mold Inspector, you should contact an Inspector who has been authorized to capture mold samples and/or air samples for laboratory testing.

No warranty, representation or recommendation can be made by any agent or representative of Selling Firm or Listing Firm concerning any Mold Inspector. The person(s) signing this Seller Property Disclosure is STRONGLY URGED to independently determine the competency of any Mold Inspector to be used in connection with the purchase, sale or rental of real estate.

		Yes	No	Unknown	N/A
51	To your knowledge, is there or has there ever been any past or present water intrusion?	☐	◉	☐	☐
52	To your knowledge, is there or has there ever been any presence of mold?	☐	◉	☐	☐

If the answer to any of the questions 51-52 is yes, reference question number and provide explanation. (Attach additional sheets if necessary)

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[redacted]

Seller Property Disclosure

FORM SERIAL NUMBER [redacted]

SELLER HEREBY AUTHORIZES (UNLESS A POTENTIAL BUYER DESIRES NOT TO OBTAIN A COPY OF THE STATEMENT AS EXPRESSLY SET FORTH IN A REAL ESTATE CONTRACT) ALL AGENTS INVOLVED IN THE SALE OF THE PROPERTY TO DISTRIBUTE THIS SELLER PROPERTY DISCLOSURE TO PROSPECTIVE BUYERS OF THE PROPERTY. THIS SELLER PROPERTY DISCLOSURE IS INCORPORATED INTO THE LISTING AGREEMENT EXECUTED BY SELLER AND LISTING FIRM. SELLER FURTHER CERTIFIES THAT THE INFORMATION HEREIN IS TRUE AND CORRECT TO THE BEST OF SELLER'S KNOWLEDGE AS OF THE ABOVE DATE. SELLER FURTHER AGREES TO NOTIFY IN WRITING TO BUYERS AND LISTING FIRM OF ANY CHANGES IN THIS DISCLOSURE THAT MAY BECOME KNOWN TO SELLER AFTER THE DATE SIGNED BY SELLER.

SUBMITTED BY:

Signature: [redacted] ________	Signature: [redacted] ________
[redacted] ____	Printed Name: ____ [redacted] ____
Seller	**Seller**

(month) June ________ (day) 15 ____, (year) 2022 ____, at 10:05 ____ ☒ (a.m.) ☐ (p.m.)

[redacted]

Seller Property Disclosure

FORM SERIAL NUMBE [redacted]

SECTION 3 of 5: TO BE COMPLETED BY BUYER:

BUYER'S DISCLOSURE ACKNOWLEDGEMENT

Seller possesses no greater knowledge than that which could be obtained by inspection of the Property by potential buyers or their representatives. This statement is not a warranty of any kind by Seller, Listing Firm or any subagent of Listing Firm. **THIS DISCLOSURE IS NOT A SUBSTITUTE FOR INSPECTIONS. ANY POTENTIAL BUYER OF THE PROPERTY IS ENCOURAGED TO OBTAIN A PROFESSIONAL, PERSONAL OR OTHER INSPECTION PRIOR TO PURCHASING, OR OFFERING TO PURCHASE THE PROPERTY.**

We acknowledge receipt of a copy of this Seller Property Disclosure. We understand that the statements about the Property are true and correct to the best of Seller's knowledge as dated in Sections 1 and 2. It is not a warranty of any kind by seller or seller's agent and is not a substitute for any inspections buyer may wish to obtain.

If the presence of a registered sex offender is a matter of concern to Buyer, Buyer understands that Buyer must contact local law enforcement officials or access the State of Arkansas registered sexual offender website at http://www.acic.org regarding such information.

Buyer is strongly urged, as part of any pre-closing investigation desired by Buyer concerning the Property to: (i) conduct testing for possible existence of chemical or drug substances in, on or about the Property, as desired by Buyer, and (ii) visit with applicable law enforcement authorities about possible prior illegal activity on or about the Property.

If the location of the Property being in a Flood or Flood Prone area is of concern to Buyer, Buyer may access FEMA (Federal Emergency Management Authority) at www.msc.fema.gov regarding such information.

Your mortgage lender may require you to purchase flood insurance in connection with your purchase of this Property. The National Flood Insurance Program provides for the availability of flood insurance but also establishes flood insurance policy premiums based on the risk of flooding in the area where properties are located. Due to recent amendments to federal law governing the NFIP those premiums are increasing, and in some cases will rise by a substantial amount over the premiums previously charged for flood insurance for the Property. As a result, you should not rely on the premiums paid for flood insurance on this Property previously as an indication of the premiums that will apply after you complete your purchase. In considering your purchase of this Property you should consult with one or more carriers of flood insurance for a better understanding of flood insurance coverage, the premiums that are likely to be required to purchase such insurance and any available information about how those premiums may increase in the future.

If question 50 is answered with "Yes" or "Unknown," the Lead-Based Paint Disclosure must be completed and acknowledged by all parties to the real estate transaction and attached to ANY Real Estate Contracts associated with this Property.

[redacted]

Seller Property Disclosure

FORM SERIAL NU[redacted]

[redacted]
REPRESENTATIONS OF ANY AGENT(S) AND/OR SUBAGENT(S) OF SELLER. THE STATEMENTS MADE BY SELLER ARE BASED SOLELY UPON SELLER'S KNOWLEDGE AND INFORMATION AND DO NOT CONSTITUTE ANY REPRESENTATION OR WARRANTY BY SELLER AGAINST ANY CONDITIONS THAT MAY EXIST THAT ARE UNKNOWN TO SELLER. THE BUYER IS AGAIN STRONGLY ENCOURAGED TO CONDUCT AND OBTAIN INSPECTIONS OF THE PROPERTY.

DocuSigned by:

[redacted]

[redacted]rinted Name: ____________

[redacted]

(month) 7/6/2022 (day) ______, (year) _______, at _________ ☐ (a.m.) ☐ (p.m.)

COUNTERPARTS: This Seller Property Disclosure may be executed in multiple counterparts each of which shall be regarded as an original hereof but all of which together shall constitute one in the same.

Seller Property Disclosure

FORM SERIAL NUMBER: [redacted]

SECTION 4 of 5: TO BE UPDATED BY SELLER WITHIN THREE (3) BUSINESS DAYS OF ACCEPTED REAL ESTATE CONTRACT AND SIGNED AND DATED BY ALL PARTIES TO THIS TRANSACTION.

Seller has reviewed all previously answered questions above and acknowledge there are:

☑ No changes.

☐ Changes **(Reference question number and provide explanation. Attach additional sheets if necessary).**

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Submitted by

[redacted] ____________ Signature: __ [redacted] ________

Printed Name: ____ [redacted] ____ Printed Name: ____ [redacted] ____

Seller 07/06/2022 9:34 AM CDT **Seller** 07/06/2022 9:34 AM CDT

(month) ______________ (day) ______, (year) _______, at ________ ☐ (a.m.) ☐ (p.m.)

Received

[redacted] rinted Name: ______________________

Buyer **Buyer**

(month) 7/6/2022 ______________ (day) ______, (year) _______, at ________ ☐ (a.m.) ☐ (p.m.)

Seller Property Disclosure

SECTION 5 of 5: TO BE UPDATED BY SELLER WITHIN THREE (3) BUSINESS DAYS PRIOR TO CLOSING AND SIGNED AND DATED BY ALL PARTIES TO THIS TRANSACTION.

Seller has reviewed all previously answered questions above and acknowledge there are:

☑ No changes.

☐ Changes **(Reference question number and provide explanation. Attach additional sheets if necessary).**

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FORM SERIAL NUMBER [redacted]

REAL ESTATE LICENSEES ARE REGULATED BY THE ARKANSAS REAL ESTATE COMMISSION. IF A LICENSEE HAS NOT PROPERLY REPRESENTED YOU, YOU MAY FILE A COMPLAINT AT AREC.ARKANSAS.GOV.

Submitted by:

[redacted]

[redacted]	Signature: [redacted]
[redacted]	Printed Name: [redacted]
Seller 07/06/2022 9:34 AM CDT	**Seller** 07/06/2022 9:34 AM CDT

(month) ______ (day) ______, (year) ______, at ______ ☐(a.m.) ☐(p.m.)

[redacted]

Printed Name: [redacted]	Printed Name: ______
Buyer	**Buyer**

(month) 7/6/2022 (day) ______, (year) ______, at ______ ☐(a.m.) ☐(p.m.)

[redacted]